UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2014

Smoky Market Foods, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52180	20-4748589
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1511 E. 2nd St.
Webster City, IA	50595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(866) 851-7787

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Accountant

On August 28, 2014, Smoky Market Foods, Inc. (the “Company”) dismissed M&K CPAS, PLLC (“M&K CPAs”), as its independent public accountant. This change in independent public account was approved by the Company’s Board of Directors.

M&K CPAs was engaged on May 28, 2014 and did not complete an audit or issue any report. As a result, no report of M&K CPAs’ was issued with respect to the years ended December 31, 2012 and December 31, 2013 or any period through August 28, 2014 that contained any adverse opinion or disclaimer of opinion, and no report was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from M&K CPAs engagement from May 28, 2014 through August 28, 2014, and with respect to financial statements for the years ended December 31, 2012 and December 31, 2013, there were no disagreements with M&K CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K CPAs, would have caused it to make reference thereto in connection with its reports on each of the Company’s financial statements for such years.

During the period from May 28, 2014 through August 28, 2014, and with respect to financial statements for the years ended December 31, 2012 and December 31, 2013, and any interim period, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company requested that M&K CPAs furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 3, 2014 is filed as Exhibit 16.1 to this Current Report.

Engagement of New Independent Accountant

On August 28, 2014, our Board of Directors engaged Huckfeldt & Smith, PLC (“H&S”) as the independent accountant of the Company. The intent is for H&S to audit the Company’s financial statements for the years ended December 31, 2012 and December 31, 2013 and future periods. Our engagement letter with H&S anticipates completion of the audits for years 2012 and 2013 by November 7, 2014.

The Company did not consult with H&S during the years ended December 31, 2012 and 2013, and through August 28, 2014, on any matter that was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, relating to which either a written report was provided to the Company or oral advice was provided that the Company concluded was an important factor considered in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from M&K CPAs dated September 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smoky Market Foods, Inc.

Dated: September 3, 2014	By:	/s/ Edward Feintech
Edward Feintech, Chief Executive Officer